UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 14, 2009

MathStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51560	41-1881957
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

19075 N.W. Tanasbourne Drive, Suite 200, Hillsboro, OR		97124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (503) 726-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) and (b)  On July 14, 2009, Douglas M. Pihl resigned his position as President, Chief Executive Officer and Chief Financial Officer of MathStar, Inc. (the “Company”) and from the Company’s Board of Directors in connection with the Company’s decision to proceed with a potential merger.  Mr. Pihl’s resignation letter to the Company is included as Exhibit 99.1 to this Current Report.  The press release issued by the Company announcing Mr. Pihl’s resignation is included as Exhibit 99.2 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

99.1         Letter of Resignation, dated July 15, 2009.

99.2         Press release issued by the Company on July 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MathStar, Inc.

Date: July 15, 2009.

	By	/s/ Benno G. Sand
Benno G. Sand
Director